Exhibit 10.6

AMENDMENT ONE
To
LIMITED EXCLUSIVE
PATENT LICENSE AGREEMENT

For

DIAGNOSTIC KIOSK
For Food Safety, Water Quality Monitoring, and
Human/Veterinary Clinical Diagnostics

Between

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC

and

BIONOMICS DIAGNOSTICS, INC.,
a wholly-owned subsidiary of LexaGene Holdings, Inc.

LLNL Case No. TL02679.1

Lawrence Livermore National Laboratory
Industrial Partnerships Office
P.O. Box 808, L-795, Livermore, CA 94551

February 1, 2017

AMENDMENT ONE
February 1, 2017

to

License Agreement - LLNL Case Number TL02679.0
for Diagnostic Kiosk
between Bionomics Diagnostics, Inc. and Lawrence Livermore National Security, LLC
effective June 22, 2015

This Amendment One to the License Agreement by and between Lawrence Livermore National Security, LLC (“LLNS”) and Bionomics Diagnostics, Inc. (“LICENSEE”) is effective as of the date of execution of this Amendment by the last signing Party. This Amendment and the associated License Agreement are subject to overriding obligations to the Federal Government pursuant to the provisions of LLNS’s Contract No DE-AC52-07NA27344 with the United States Department of Energy (“DOE”) for the operation of the Lawrence Livermore National Laboratory (“LLNL”).

This Amendment One will update: 1) the company name and contact information, and 2) Exhibit B (RIGHTS GRANTED AN PERFORMANCE OBLIGATIONS), to modify the Field of Use. All other terms and conditions remain the same.

Therefore, in consideration of the mutual covenants and obligations recited herein, LLNS and LICENSEE hereby amend the License Agreement as follows:

1.	Title Page and throughout (Company Name Change and Field of Use)

Delete:

For ENVIRONMENT AL SURVEILLANCE, FOOD TESTING,
AND HUMAN CLINICAL DIAGNOSTICS

Replace with:

For FOOD SAFETY, WATER QUALITY MONITORING, AND
HUMAN/VETERINARY CLINICAL DIAGNOSTICS

Bionomics Diagnostics, Inc. , a wholly-owned subsidiary	Diagnostic Kiosk
LexaGene Holdings, Inc.	Amendment One

Delete throughout:

Bionomics Diagnostics

Replace with:

Bionomics Diagnostics, a wholly-owned subsidiary of LexaGene Holdings, Inc.

2.	Introductory Paragraph

Delete:

... and Bionomics Diagnostics, Inc. (“LICENSEE”) a Canadian corporation having its principal place of business at 16473 92A Avenue, Surrey, British Columbia, V4N 5Nl , Canada.

Replace with:

... and Bionomics Diagnostics, Inc., a wholly-owned subsidiary of LexaGene Holdings Inc. (“LICENSEE”) a Canadian corporation having its principal place of business at Suite 303, 750 West Pender Street, Vancouver , British Columbia, V6C 2T7, Canada.

3.	NOTICES

Delete:

In the case of LICENSEE:	Bionomics Diagnostics, Inc. Suite 700 - 595 Burrard Street Vancouver , BC V7X 1S8 Canada Attention: Director Phone: (604) 771-7485

Replace with:

In the case of LICENSEE:

Bionomics Diagnostics, Inc., a wholly owned
subsidiary LexaGene Holdings, Inc.

Suite 303, 750 West Pender Street

Vancouver, BC V6C 2T7 Canada

Attention: Dr. Jack Regan

Phone: (604) 681-0084

Fax: (604) 681-0094

Bionomics Diagnostics, Inc. , a wholly-owned subsidiary	Diagnostic Kiosk
LexaGene Holdings, Inc.	Amendment One

4.	Exhibit B (RIGHTS GRANTED AN PERFORMANCE OBLIGATIONS), Paragraph B.l

Delete:

“Field of Use” means Environmental Surveillance, Food Testing, and Human Clinical Diagnostics.

Replace with:

“Field of Use” means Food Safety, Water Quality Monitoring, and Human/Veterinary Clinical Diagnostics.

LLNS and LICENSEE execute this Amendment in duplicate originals, by their respective officers who are duly authorized on the day and year that is written.

BIONOMICS DIAGNOSTICS, INC., a wholly-owned subsidiary of LexaGene Holdings, Inc.		LAWRENCE LIVERMORE NATIONAL SECURITY, LLC LAWRENCE LIVERMORE NATIONAL LABORATORY

By:	/s/ John Regan	By:	/s/ Richard Rankin

Name:	John Regan	Name:	Richard A. Rankin

Title:	CEO	Title:	Director, Industrial Partnership Office

Date:	2/1/2017	Date:	2/6/2017